                                                                   EXHIBIT 10.54



                             FIRST AMENDMENT TO THE
                        2001 EQUITY PARTICIPATION PLAN OF
                               BIRCH TELECOM, INC.

               Birch Telecom, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, by resolution of its Board of Directors (the "Board") previously adopted the 2001 Equity Participation Plan of Birch Telecom, Inc. (the "Plan"), effective as of May 4, 2001. Section 10 of the Plan allows the Board to amend the Plan in certain respects at any time or from time to time.

               In order to amend the Plan in certain respects, this Amendment to the Plan has been adopted by a Resolution of the Board of Directors of the Company on June 29, 2001, effective as of June 29, 2001. References to the number of shares of Common Stock in this Amendment have been adjusted to account for any stock split, reverse stock split or other recapitalization affecting the Company's Common Stock occurring after May 4, 2001. This Amendment to the Plan, together with the Plan, constitutes the entire Plan as amended to date.

1.     Section 6(a) of the Plan is amended to read in its entirety as follows:

       6.     LIMITATIONS AND CONDITIONS

              The number of Shares available for Grants under this Plan shall be 130,500,000 shares of the authorized Common Stock as of the effective date of the Plan. Unless restricted by applicable law, Shares related to Grants that are forfeited, terminated, canceled or expire unexercised, shall immediately become available for Grants.

                                  * * * * * * *

         Executed as of June 29, 2001.


                                       BIRCH TELECOM, INC.



                                       By: /s/ Gregory C. Lawhon
                                           ----------------------------------

                                       Its: Secretary & Senior Vice President
                                            ---------------------------------